UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) FEBRUARY 14, 2005
                                                        -----------------


                        MEDIANET GROUP TECHNOLOGIES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                    0-32307                    13-4067623
           ------                    -------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


                5100 W. COPANS ROAD, SUITE 710, MARGATE, FL 33063
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               (Address of Principal Executive Office) (Zip Code)


         Registrant's telephone number, including area code 954-974-5818
                                                            ------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On February 14, 2005, Medianet Group Technologies, Inc., the Registrant, announced that the Company's BSP Rewards division has signed an agreement with Cruises One, Inc. and Cruises, Inc. Also, the Company announced that its operational division, Memory Lane Syndications, Inc., has completed its previously announced agreement with Family Entertainment and the Fred Rogers estate. A copy of the Press Release announcement is included in this report as
Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements.

          Not Applicable.

     (b)  Pro forma financial information.

          Not Applicable.

     (c)  Exhibits.

          99.1       Press Release Dated February 14, 2005.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIANET GROUP TECHNOLOGIES, INC.


By: /s/ Martin Berns
    ----------------
    Martin Berns
    President and Chief Executive Officer



Date: February 14, 2005

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